                                                                   EXHIBIT 10.18

                       CONTENT AND CO-MARKETING AGREEMENT


     THIS AGREEMENT (AGREEMENT) is dated as of the 28th day of September 1998 (the EFFECTIVE DATE), by and between ROWECOM INC. ("RCI"), a Delaware
                                                    ---
corporation, and NEWSUB SERVICES, INC. ("NSS"), a Connecticut corporation.
                                         ---

                                   PREAMBLE
                                   --------

     WHEREAS, RCI provides business-to-business electronic commerce services to businesses and not-for-profit institutions interested in purchasing Subscriptions, books and other knowledge products and services of a professional nature and, in connection therewith, RCI collaborates with such entities to enhance existing intranet networks to enable such entities to purchase Subscriptions, books and other knowledge products and services via their intranets; and

     WHEREAS, NSS markets and sells magazines and other services to consumer-based affinity groups; and

     WHEREAS, RCI and NSS desire to develop, market and sell publications and services through the other party's distribution channels.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.0  DEFINITIONS

1.1 DEFINED TERMS. For purposes of this Agreement, the following terms have the respective meanings set forth below:

     AUTOMATED RENEWAL ORDER means an order placed by a customer for a second year of uninterrupted service on an RCI Title using RCI's automated renewal feature.

     CONTINUOUS SERVICE ORDER means an order received by NSS whereby the client agrees in advance to be billed on a continuous basis for such Title.

     DEVELOPMENT PLAN means the plan to be jointly prepared by RCI and NSS regarding the provision of an integrated electronic service and payment process, as described in Section 2.6 below.

     FEE SCHEDULE means the payments payable to each party as set forth on the chart attached hereto as Exhibits A and B.
                         -------- -     -

     GROSS FEE means the aggregate billed gross fee received by any party pursuant to an RCI Title Order or an NSS Title Order under this Agreement***/1/.
                                                                            ---

     GUARANTEED LOWEST PRICE shall mean ***/2/
                                           ---

     HANDLING CHARGE means the fee charged by RCI to its customers, as adjusted from time to time, but shall exclude any fees payable by RCI to merchants or credit card companies in connection with the sale of Titles to customers.

     MERCHANT FEE means the fee charged by a credit card company or other merchant (other than the Handling Charge) in connection with the sale of Titles to a customer.

     NSS CATALOG means the list of NSS Titles, as updated from time to time, attached hereto as Exhibit C.
                   ------- -

     NSS CHANNEL means all distribution channels for NSS Titles, including the NSS Online Channel(s), as agreed to by the parties from time to time.

     NSS ONLINE CHANNEL means any electronic distribution channel for NSS Titles (including America On-Line's internet web site, and NSS' internet web site) customarily utilized by NSS as of the date


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/1/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/2/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

hereof, as well as such additional electronic distribution channels that are utilized by NSS at any time during the Term.

     NSS TITLE means any Title authorized for sale through NSS Online Channels by a publisher, and listed on the NSS Catalog, as updated from time, but excluding any Titles listed on the RCI Catalog.

     NSS TITLE ORDER means any order received by RCI for NSS titles which is not a Continuous Service Order.

     PROPRIETARY INFORMATION means all patents, trade secrets, copyrights, trademarks, industrial designs and other intellectual property specified or supplied by each party to market, sell or use the RCI Catalog or NSS Catalog.

     RENEWAL FEE means the aggregate billed gross fee received by any party pursuant to any Automated Renewal Order or Continuous Service Order under this Agreement ***./3/
              ---

     RCI CATALOG means the list of RCI Titles, as updated from time to time, and attached hereto as Exhibit D.
                   ------- -

     RCI CHANNEL means all distribution channels for RCI Titles, including the RCI Intranet Channel(s), as agreed to by the parties from time to time.

     RCI INTRANET CHANNEL means any intranet distribution channel for RCI Titles (including knowledgeStore(TM) and knowledgeLibrary(TM)) customarily utilized by RCI as of the date hereof, as well as such additional intranet distribution channels that are utilized by RCI at any time during the Term.

     RCI TITLE means any Title authorized for sale through RCI Intranet Channels by a publisher, and listed in the RCI Catalog, as updated from time to time, but excluding any Titles listed on the NSS Catalog.


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/3/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

     RCI TITLE ORDER means any order received by NSS for an RCI title which is not a Automated Renewal Order.

     TERM means the period beginning on the Effective Date and ending upon termination of this Agreement.

     TERRITORY means the United States of America and military bases overseas.

     TITLES means any magazines, subscriptions, serials, books, or other publications, embodied in paper or magnetic media.

     TRADEMARK means names, trademarks, services marks, trade names, labels, logos, designs or other designations and all goodwill associated therewith.

1.2 OTHER DEFINED TERMS. Each of the following terms have the meanings ascribed to it in the section set forth opposite such term:

     AGREEMENT                   Preamble
     AUDITING PARTY              Section 4.4
     AUDITED PARTY               Section 4.4
     CHANGE OF CONTROL           Section 7.2(c)
     CLAIMANT                    Section 8.2(b)
     CONFIDENTIAL INFORMATION    Section 6.1
     CONTINUOUS SERVICE          Section 4.1(b)
     DISCLOSER                   Section 6.1
     EFFECTIVE DATE              Preamble
     NSS                         Preamble
     INDEMNITOR                  Section 8.2(a)
     INDEMNITEES                 Section 8.2(a)
     INITIAL TERM                Section 7.1
     LOSSES                      Section 8.2(a)
     RCI                         Preamble
     RECIPIENT                   Section 6.1

2.0  MARKETING, DEVELOPMENT, AND DISTRIBUTION

2.1  NSS PROMOTION OF RCI TITLES.

     (a) APPOINTMENT. During the Term hereof and subject to the terms of this Agreement, RCI hereby retains and authorizes NSS to market, promote, and sell any RCI Title to NSS customers through NSS Online Channels in the

           Territory. Subject to the terms of this Agreement, NSS will purchase RCI Titles exclusively from RCI,***/4/.
                                              ---

     (b) LIMITED AGENCY. NSS' authority to act on behalf of RCI shall be limited to the activities and services set forth in this Section 2.1.

     (c) LICENSE. Subject to the terms set forth herein, RCI hereby grants to NSS a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the RCI Catalog in the Territory to (i) offer RCI Titles to NSS customers through NSS Online Channels; (ii) take orders from NSS customers for RCI Titles; (iii) maintain the database containing information regarding such customer orders; (iv) bill and collect from such customers the amount of the order; and (v) fulfill the order by remitting to the publisher the amount due for such order. NSS may use the RCI Catalog and the information contained therein only in connection with the marketing and promoting of RCI Titles as described in this Section 2.1. In addition, RCI hereby grants to NSS a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the RCI Trademarks in the Territory to promote and market the RCI Titles solely in accordance with the terms of this Agreement. NSS agrees that, upon reasonable notice from RCI, NSS shall permit RCI to visit all locations where NSS delivers services using the RCI Trademarks to ensure that (i) such services are delivered in a manner consistent with the service standards employed by RCI and (ii) the RCI Trademarks used in connection with such services are in compliance with the specifications provided to NSS from time to time. It is understood that, under certain circumstances, NSS may need third party consents to effectuate the visitation by RCI. In such circumstances,


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/4/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

           RCI will work with NSS to facilitate the review of the usage of the NSS Trademarks.

     (d) MARKETING SERVICES PROVIDED BY NSS. Subject to the terms set forth herein, NSS hereby agrees ***/5/ to (1) market, promote, and sell RCI
                                        ---
           Titles in the Territory through NSS Online Channels; (2) market and promote the RCI Trademarks in the Territory through all NSS Online Channels; (3) provide NSS Titles to RCI customers at the Guaranteed Lowest Price; (4) provide to RCI, upon mutual agreement by the parties, without charge, an introduction to any then current NSS customer for the purpose of promoting and marketing RCI Titles. NSS shall inform RCI if NSS is unable to provide the Guaranteed Lowest Price on any NSS Title pursuant to Section 2.1(d)(2) hereof. Upon such notification, RCI may purchase such NSS Title from a third party vendor if available from such third party vendor at a lower price, provided that, RCI has provided NSS with 30 days prior written notice
           -------- ----
           thereof, and NSS is unable to offer such Title at such lower price within 30 days of notification by RCI thereof.

           It is understood and agreed that NSS operates direct mail marketing and other non-electronic marketing channels but that NSS believes that such non-electronic channels may not be appropriate for certain RCI Titles. Accordingly, NSS is not obligated to market, promote or sell RCI Titles in the Territory except through the NSS Online Channels. The parties shall, however, from time to time review the appropriateness of marketing, promoting and selling of selling RCI Titles on such NSS non-electronic channels, and if they mutually agree that certain of such NSS non-electronic channels are appropriate for certain RCI Titles, they shall amend this Agreement to include such NSS non-electronic channels


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/5/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

as NSS Online Channels and such added channel(s) shall be subject to the provisions of this Agreement.

2.2  RCI PROMOTION OF NSS TITLES.

     (a) APPOINTMENT. During the Term hereof, subject to the terms of this Agreement, NSS hereby retains and authorizes RCI to exclusively market, promote, and sell any NSS Title to RCI customers through RCI Intranet Channels in the Territory. Subject to the terms of this Agreement, RCI will purchase NSS Titles exclusively from NSS, ***/6/
                                                                            ---

     (b) LIMITED AGENCY. RCI's authority to act on behalf of NSS shall be limited to the activities and services set forth in this Section 2.2.

     (c) LICENSE. Subject to the terms set forth herein, NSS hereby grants to RCI the non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) during the Term of this Agreement to use the NSS Catalog in the Territory to (i) offer NSS Titles to RCI customers through RCI Intranet Channels; (ii) take orders from RCI customers for NSS Titles; (iii) maintain the database containing information regarding such customer order; (iv) bill and collect from such customers the amount of the order; and (v) fulfill the order by remitting to the publisher the amount due for such order. RCI may use the NSS Catalog and the information contained therein only in connection with the marketing and promoting of NSS Titles as described in this Section 2.2. In addition, NSS hereby grants to RCI a non-exclusive, non-assignable, royalty-free right and license (excluding the right to sublicense) to use the NSS Trademarks in the Territory to promote and market the NSS Titles solely in accordance with the terms of this Agreement. RCI agrees, that upon


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/6/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

           reasonable notice from NSS, RCI shall permit NSS to visit all locations where RCI delivers services using the NSS Trademarks and to ensure that (i) such services are delivered in a manner consistent with the service standards employed by NSS and (ii) the NSS Trademarks used in connection with such services are in compliance with the specifications provided to RCI from time to time. It is understood that, under certain circumstances, NSS may need third party consents to effectuate the visitation by RCI. In such circumstances, RCI will work with NSS to facilitate the review of the usage of the NSS Trademarks.

     (d) MARKETING SERVICES PROVIDED BY RCI. Subject to the terms set forth herein, RCI hereby agrees to use best reasonable efforts to (1) market, promote, and sell NSS Titles in the Territory through RCI Intranet Channels; (2) market and promote the NSS Trademarks in the Territory through all RCI Intranet Channels; and (3) market and promote NSS Titles as the Guaranteed Lowest Price on such Titles provided however, that NSS shall provide to RCI customers NSS Titles
           -------- -------
           at the Guaranteed Lowest Price.

           It is understood and agreed that RCI may operate other marketing channels and that such other channels may not be appropriate for certain NSS Titles. Accordingly, RCI will not be obligated to market, promote or sell NSS Titles in the Territory except through the RCI Intranet Channel. The parties shall, however, from time to time review the appropriateness of marketing, promoting and selling NSS Titles on such other RCI Channels, and if they mutually agree that certain of such other RCI Channels are appropriate for certain NSS Titles, they shall amend this Agreement to include such other RCI Channels as a RCI Intranet Channel and such added channel(s) shall be subject to the provisions of this Agreement.

2.3 UPDATES ON CATALOGS. From time to time during the Term, each party shall promptly notify in writing the other party of any corrections, enhancements, revisions, updates, upgrades and similar changes in each party's catalog. Upon such notification, the other party shall have 5 days in which to object in writing to the inclusion of such Title. If such party does not object to the inclusion of such Title within 5 days, such title shall be included in the notifying party's catalog and made available to the other party under this Agreement.

2.4  PUBLICITY; USE OF NAMES.

     (a) Neither party shall originate or allow to be issued any publicity or news release or otherwise make any public announcement or statements, written or oral, with respect to this Agreement or the terms hereof or the transactions contemplated hereby unless mutually agreed by the parties in writing, which release shall not be unreasonably withheld, except as required under securities laws or other applicable laws (including in connection with an initial public offering). Neither party shall use the name of the other party or any adaptation thereof or any of such other party's Trademarks in any advertising, promotional or sales literature, or in any other form of publicity without prior written consent (which consent will not be unreasonably withheld or delayed) obtained from the other party in each case.

     (b) Each party agrees to protect from disclosures to any third party any and all information received from the other party that identifies an individual customer, including but not limited to names, telephone numbers, e-mail addresses, postal addresses, and user names. Each party agrees to remove, upon request by the other party, from its databases and all other records, electronic or otherwise, such customer identifying information, subject to each party's ability to maintain a copy of such customer information for purposes of complying with such party's obligations under this Agreement.

2.5 INTELLECTUAL PROPERTY. Subject to the terms hereof, each party shall take such actions as are reasonably required to maintain their respective Trademarks in effect, and shall inform the other party of any changes in or additions to the Trademarks. Each party shall use commercially reasonable efforts to correctly reference the other party's Trademarks and other proprietary rights in any marketing, advertising, promotional materials, sales literature or other publicity, as required by law or as reasonably requested by the other party. Each party's Trademarks and other proprietary rights shall remain the sole and exclusive property of such party and the other party shall have no rights thereto, except as otherwise provided herein, and the goodwill associated therewith shall inure to the benefit of the owner of such Trademark. Upon any expiration or termination of this Agreement, the license to use the Trademarks shall terminate. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to transfer ownership of copyrightable material from one party to the other.

2.6 DEVELOPMENT PLAN. No later than January 1, 1999, RCI and NSS, shall, in accordance with the Development Plan and implementation schedule, jointly develop an integrated electronic system for processing customer orders received by NSS or RCI and effecting payments in respect of the same, including a seamless catalog accessible from the internet. Each party shall bear its own costs related to such development efforts, as set forth in the Development Plan. ***/7/
                          ---

2.7. SALES COLLATERAL. Each party shall furnish at no cost to the other party reasonable quantities of promotional materials, such as sales literature and similar promotional material relating to the RCI Catalog and the NSS Catalog, including such information as is necessary or appropriate for each party to formulate any marketing materials used in connection with marketing activities under Sections 2.1 and 2.2 respectively. Each party hereby grants to the other party a license to reproduce and use such promotional materials, provided that, neither party shall edit, modify or
                            -------- ----
     otherwise alter the form or content of such promotional materials; and provided, further, that each party may convert such promotional materials
     --------
     into analog or digital format as required to make use of them.


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/7/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

3.0  SALES AND CUSTOMER SERVICE.

3.1 SALES AND CUSTOMER SERVICE PROCEDURES. Sales of Titles to customers shall be made as follows:

     (a)   If the Title is distributed through an RCI Channel, RCI will

           (i)    sell the Title to the customer and initiate the order;

           (ii) RCI will maintain the database containing information regarding the publisher and customer's order;

           (iii) RCI will close the sale for the Title ordered by the customer and bill the customer the Gross Fee or Renewal Fee, as applicable (such fee may include the Handling Charge and/or Merchant Fee). For NSS Titles, RCI will electronically transmit the customer's order to NSS for fulfillment by NSS. The NSS Catalog shall include a price list for each NSS Title. RCI may determine any additional fees that may be charged to RCI customers for NSS Titles provided however that, RCI shall
                                               --------
                  (1) clearly identify to RCI customers a list of any additional fees or charges for its services imposed by RCI above and beyond the NSS authorized list price for such NSS Title contained in the NSS Catalog; and (2) provide upon request by NSS, a reasonable justification for any additional fees or charges imposed by RCI for its services above and beyond the NSS authorized list price contained in the NSS catalog.

           (iv) RCI or NSS (as the case may be) shall fulfill the order once received by such party by collecting all amounts due from the customer and remitting electronically to the publisher and the other party the amount due to such party pursuant to the terms of the Fee Schedule no more than ten (10) days upon receipt of any payments from the customer;

           (v) RCI shall provide the "front-end" (i.e., the initial contact with a customer) customer service and support, as required, to customers whose order has been placed through an RCI Channel. Once received, all customer questions, complaints, and requests pertaining to NSS Titles shall be promptly transmitted electronically to NSS for resolution. RCI shall bear no further responsibility for customer questions, complaints, and requests pertaining to NSS Titles. Customer questions, complaints, and requests pertaining to RCI Titles are the responsibility of RCI. Each party shall bear its own expenses in resolving any such customer inquiries; and

           (vi) RCI shall provide to NSS information regarding each customer order, order processing and fulfillment, and amount billed per order by promptly transmitting such information to NSS electronically at the address specified in Section 9.4 hereof


     (b)   If the Title is distributed through an NSS Online Channel, NSS will


           (i)    sell the Title to the customer and initiate the order;

           (ii) NSS will maintain the database containing information regarding the customer's order;

           (iii) NSS will close the sale for the Title ordered by the customer and bill the customer a Gross Fee or Renewal Fee, as applicable. The NSS Catalog shall include a price list for each NSS Title. NSS may, upon reasonable approval by RCI, determine any additional fees that may be charged to NSS customers for RCI Titles provided however that, NSS shall (1)
                                           --------
                  provide to NSS customers a list of any additional fees or charges imposed by NSS above and beyond the RCI authorized list price contained in the RCI Catalog; and (2) provide, upon request by RCI, a reasonable justification for any additional fees or charges imposed by NSS above and beyond the RCI authorized list price contained in the RCI catalog. For RCI Titles, NSS will electronically transmit the customer's order to RCI for fulfillment by RCI;

           (iv) RCI or NSS (as the case may be) shall fulfill the order by collecting all amounts due from the customer and remitting electronically to the publisher and the other party the amount due to such party pursuant to the terms of the Fee Schedule no more than ten (10) days upon receipt of any payments from the customer;

           (v) NSS shall provide the "front-end" (i.e., the initial contact with a customer) customer service and support, as required, to customers whose order has been placed through an NSS Online Channel. Once received, all customer questions, complaints, and requests pertaining to RCI Titles shall be promptly transmitted electronically to RCI for resolution. NSS shall bear no further responsibility for customer questions, complaints, and requests pertaining to RCI Titles. Customer questions, complaints, and requests pertaining to NSS Titles are the responsibility of NSS. Each party shall bear its own expenses in resolving any such customer inquiries; and

           (vi) NSS shall provide to RCI information regarding each customer order, order processing and fulfillment, and amount billed per order by promptly transmitting such information to RCI electronically at the address specified in Section 9.4 hereof.

3.2 CONTACT PERSONS. Each party shall designate a contact person to coordinate the transfer of information between RCI and NSS and to be available to respond to inquiries during the normal business hours of such party.

3.3 CHANGE IN SERVICES The parties agree and acknowledge that (a) the sales and customer service procedures set forth in Section 3.1 hereof reflect the complete understanding of the parties as to sales, order fulfillment, billing, and customer service; and (b) any changes to the provisions, if reasonable, regarding order processing, fulfillment, or customer service set forth in
Section 3.1 shall be negotiated in good faith by both parties with a corresponding change in the Fee Schedule.

3.4. REFUNDS AND CANCELLATIONS NSS guarantees to RCI that it will provide a refund to the consumer of the Gross Fee on any cancellation of any NSS Titles in accordance with NSS' then current policy. RCI guarantees to NSS that RCI will honor the policy regarding cancellations and refunds provided by the publisher of the applicable RCI Title. Each party shall inform the other party within a reasonable time of any changes to such party's internal refund policy or to a publisher's refund policy (upon notification by such publisher), as applicable.

4.0  PAYMENT & AUDITS

4.1  PAYMENTS PURSUANT TO THE FEE SCHEDULE.

(a) Within ten (10) days of receipt of any payments by a customer for RCI Title Orders or NSS Title Orders, each party shall make payments to the other party in an amount equal to the percentage of Gross Fee or Handling Charge (as applicable) as set forth on the Fee Schedule attached hereto as Exhibit
                                                                         -------
     A.  Within ten (10) days of receipt of any payments by a customer for
     -
     Automated Renewal Orders and Continuous Service Orders, each party shall make payments to the other party in an amount equal to the percentage of Renewal Fee or Handling Charge (as applicable) as set forth on the Fee Schedule attached hereto as Exhibit B, provided however, that all payments
                                 ------- -  --------
     for Continuous Service Orders and for Automated Renewal Orders for the first year of service of such order shall be subject to the Fee Schedule set forth in Exhibit A. Each party shall make payments required pursuant
                  ------- -
     to this Agreement electronically and in immediately-available funds delivered to the other party at the address set forth in Section 9.5.

(b) It is acknowledged by the parties that RCI currently charges certain RCI customers less than the Handling Charge of ***/8/ set
                                                   ---


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/8/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

     forth on Exhibits A and B hereto. It is understood and agreed by the
              -------- -     -
     parties that RCI may at its sole discretion charge less than the current Handling Charge of ***/9/ to current RCI customers, certain non-profit
                           ---
     organization, and libraries.

(c) In the event that NSS and RCI mutually agree to offer RCI clients special promotions to purchase NSS Titles, ***/10/. If gross revenue (less any
                                           ----
     amounts refunded to customers less any applicable taxes assessed thereon) collected for NSS titles that are the subject of such special promotion falls between ***/11/, commission due to RCI shall be ***/12/ of the gross
                      ----                                    ----
     fee.  If gross revenue collected for NSS titles falls below ***/13/, the
                                                                    ----
     commission due to RCI shall be ***/14/.  The parties shall negotiate in
                                       ----
     good faith the procedure by which the amounts due to the other party pursuant to this Section 4.1(c) shall be collected and remitted.

4.2 LATE PAYMENTS. In the event that any payment due to a party under this Agreement is not made when due, the amount due shall


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/9/  Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/10/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/11/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/12/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/13/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/14/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

accrue interest at a rate of one-and-a-half percent (1.5%) per month from the due date until the entire amount, including interest, shall be paid. Interest, including payment and acceptance of interest, shall not negate or waive the right of a party to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment.

4.3 RECORDS. Each party shall keep and maintain, during the term of this Agreement and for a period of at least two (2) years following any termination or expiration thereof, records (prepared in accordance with generally accepted accounting principles, consistently applied) sufficient to determine the amounts of revenue and payments due under this Agreement. Within thirty (30) days following each March 31, June 30, September 30 and December 31 during which payments are due under this Agreement, commencing December 31, 1998, each party shall provide the other party with a report including at least (a) the number and names of the other party's Titles sold to customers through such party's distribution channel during the immediately preceding quarter; (b) the monetary amount collected with respect to such Titles; (c) the name of the party fulfilling the order for each such Title; and (d) the calculation of the payments due to such other party in respect of each sale. A report shall be submitted to the other party whether or not any Title have been sold to customers during such period.

4.4  AUDITS.  Each party (for purposes of this Section 4.4 only, the "Auditing
                                                                      --------
Party") shall have the right, not more than once in any twelve (12)-month
-----
period, to have the relevant books and records of the other party (the "Audited
                                                                        -------
Party") audited by an independent certified public accountant of the Auditing
-----
Party's choosing, to ascertain the accuracy of the Audited Party's reports under this Agreement. Such audits shall be scheduled within thirty (30) days following delivery of a notice by the Auditing Party to the Audited Party, and conducted during normal business hours, in a manner that does not unreasonably interfere with the Audited Party's normal business activities. In the event that any audit determines that the reported payments paid to the Auditing Party under this Agreement was less than the amount due to the Auditing Party, the Audited Party shall pay the Auditing Party the amount of such underpayment and all accrued interest thereon from the date that such payment was due. In addition, if any audit determines that the reported payments paid to the Auditing Party under this Agreement was less than ninety percent (90%) of the actual amount due to the Auditing Party for the period in question, the actual out-of-pocket cost of such audit shall be borne by the Audited Party; otherwise, the cost of the audit shall be borne by the Auditing Party.

4.5 TAXES. All taxes and charges that may be imposed by any governmental taxing authority on any sales of Titles pursuant to this Agreement shall be paid by the party assessed such taxes or charges.

5.0  REPRESENTATIONS AND WARRANTIES

5.1 AUTHORIZATION, ETC. Each party hereby represents and warrants to the other that: (a) it has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;
(b) this Agreement has been duly authorized, executed and delivered by such party, constitutes the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, reorganization, insolvency or similar laws of general applicability governing the enforcement of the rights of creditors or by the general principles of equity (regardless of whether considered in a proceeding at law or in equity); and (c) to the best of its knowledge, it has provided the other party with the information known to it that materially affects the other party's ability to perform the other party's obligations under this Agreement;.

5.2 PROPRIETARY INFORMATION. Each party hereby represents and warrants to the other party that: (a) the provision by such party of Proprietary Information hereunder does not violate any proprietary or intellectual property right of any third party; (b) each party shall promptly inform the other party in the event that any third party files or threatens any suit based on any alleged violation of any such proprietary or intellectual property rights of such party in respect of the Proprietary Information; and (c) each party holds title or license rights to the Proprietary Information sufficient to permit it to grant the license granted under
     Section 2 hereof.

5.3 THIRD PARTY RIGHTS. Each party represents and warrants to the other party that: (a) it is not bound by any agreement or obligation (and will not enter into any agreement or obligation) that could materially interfere with the performance of its obligations under this Agreement; and (b) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement;

5.4 DISCLAIMER. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION 5, EACH PARTY DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE PRODUCTS AND SERVICES CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE.

6.0  CONFIDENTIALITY

6.1 DEFINITION. CONFIDENTIAL INFORMATION means all financial, business, marketing, operations, technical, and economic information, whether tangible or intangible, that is disclosed by either party (the DISCLOSER) or any of Discloser's suppliers, employees, contractors or customers to the other party (the RECIPIENT), if such information is disclosed (i) in writing or by way of any other media that is marked as confidential or (ii) orally or visually, provided that, such oral or visual disclosure is
                         -------- ----
     followed by written confirmation by the Discloser within 3 days of such disclosure; provided that (A) Confidential Information excludes any
                 --------
     information or portion thereof that (1) was known to the Recipient before receipt thereof under this Agreement; (2) is disclosed to the Recipient by a third person who has a right to make such disclosure without any obligation of confidentiality to the Discloser; (3) is or becomes generally known in the trade without violation of this Agreement by the Recipient;
     (4) is independently developed by the Recipient or Recipient's employees to whom the Discloser's information was not disclosed; or (5) is approved in writing by the Discloser for release; (B) only the specific information that meets the exclusions shall be excluded, and not any other information that happens to appear in proximity to such excluded portions (for example, a portion of a document may be excluded without affecting the confidential nature of those portions that do not themselves qualify for exclusion) and
     (C) Confidential Information includes summaries and other materials prepared by or on behalf of a Recipient that restate, summarize or otherwise use any Confidential Information of a Discloser. Notwithstanding anything to the contrary, Confidential Information shall specifically include the RCI Catalog, the NSS

     Catalog, and information supplied by a party regarding RCI Channels and NSS Channels.

6.2 NONDISCLOSURE & LIMITATIONS ON USE. Each Recipient agrees (a) to keep secret and maintain the Confidential Information as confidential and to hold the Confidential Information in trust for the exclusive benefit of the Discloser; (b) to use or copy the Confidential Information solely to perform its obligations under this Agreement; (c) to segregate the Confidential Information from the Recipient's other information and from that of third parties; (d) not to copy the Confidential Information unless necessary to perform services under this Agreement; (e) to notify promptly the Discloser upon learning about any court order or other legal requirement that purports to compel disclosure of any Confidential Information and to cooperate with the Discloser in the exercise of the Discloser's right to protect the confidentiality of the Confidential Information before any tribunal or governmental agency; (f) not to disclose the Confidential Information to any person or entity not a party to this Agreement other than such of Recipient's contractors, agents or employees who (i) have a need to know the Confidential Information for a purpose permitted hereunder; and (ii) are apprised of the confidential nature of the Confidential Information; and (g) to return promptly to the Discloser at any time upon the Discloser's request, any and all materials pertaining to or containing any Information. Each party shall (1) promptly notify the other party of any actual or suspected unauthorized use or disclosure of the other party's Confidential Information of which it has knowledge and will cooperate in the investigation of such unauthorized use or disclosure;
     (2) be liable for breaches of confidentiality by its employees, contractors or agents; and (3) include the other party's reasonable proprietary rights notices on any media or products embodying the other party's Confidential Information, including partial copies thereof. Nothing contained herein shall prevent a Recipient from disclosing Confidential Information to any tribunal or governmental agency, so long as the notice in this Section 6.2 is promptly given; provided that such disclosure shall not alter the status of such information hereunder for all other purposes as Confidential Information unless and until such information is actually made public by the tribunal or agency.

7.0  TERM AND TERMINATION

7.1 TERM. This Agreement shall commence upon the Effective Date and, subject to early termination pursuant to Section 7.2, shall continue in effect until the second anniversary of the Effective Date (the INITIAL TERM) and shall be automatically renewed for successive one (1) year periods after the expiration of the Initial Term unless either party provides the other party with written notice of its intent not to renew this Agreement at least ninety (90) days prior to the expiration of the then current term.

7.2  TERMINATION.

     (A) BREACH. Either party may terminate this Agreement upon thirty (30) days' written notice to the other party if the other party breaches any of its material obligations under this Agreement and such breach remains uncured for a period of 30-days after receipt of such notice. For purposes of this Section 7.2(a), NSS' material obligations shall mean its material obligations under Sections 2, 3.1(b), 3.2, 3.3, 3.4, 4, 5, 6, 7.3, and 8, and RCI's material obligations shall mean its material obligations under Sections 2, 3.1(a), 3.2, 3.3, 3.4, 4, 5, 6,
          7.3 and 8.

     (B)  ***/15/
             ----

     (C) Either party may terminate this Agreement upon six months prior written notice to the other party given at any time within six months following the occurrence of a Change of Control of the other party; provided, that the party subject to such Change of Control notifies the other party of such event no later than the effective date thereof. Change of Control shall mean a merger or consolidation of the Company with or into another entity (other than a merger or reorganization involving only a change in the state of the incorporation of the company, or the


-----------------------------

/15/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

          acquisition by the company of other businesses where the company survives as a going concern), the sale of all or substantially all of a party's assets to any other person, or the issuance of shares of capital stock of the company in a transaction or series of related transactions in which the persons acquiring such shares acquire more than 50% voting control of the company. Notwithstanding the foregoing, an initial public offering shall not be deemed to be a Change of Control.

      (D) Any notice given pursuant to this Section 7.2(a) must set forth with specifically the alleged material obligations breached by the other party.


7.3.  EFFECT OF TERMINATION.


      (A) THEN CURRENT ORDERS. Upon termination of this Agreement, the provisions of Section 2.1 and 2.2 regarding the obligations of each party shall terminate, provided however, that the parties will
                                 -------- -------
          continue to perform all obligations on pending orders for the purchase of Titles and customer services on such Titles in accordance with the terms of this Agreement.


      (B) CONFIDENTIAL INFORMATION. Promptly after all obligations to existing customers are performed pursuant to clause (a) hereof, each party shall return to the other party or certify in writing to the other party that it has destroyed all documents and other tangible items it or its employees or agents have received or created pertaining, referring or relating to the Confidential Information of the other party.


      (C) OTHER OBLIGATIONS. The provisions of Section 6 (Confidentiality),
          Section 7 (Termination), Section 8 (Risk Allocation) and Section 9 (Miscellaneous) shall survive any expiration or termination of this Agreement.


7.4 TERMINATION/NONRENEWAL RIGHTS ABSOLUTE. It is expressly understood and agreed that the rights of termination and nonrenewal set forth in this
     Section 7 are absolute, and that the parties have considered the possibility of such termination or nonrenewal and the possibility of loss and damage resulting therefrom, in making expenditures pursuant to the performance of this Agreement. It is the express intent and agreement of the parties that neither shall be liable to the other for damages or otherwise by reason of the termination of this Agreement as hereinabove provided. The parties expressly agree that the notice periods in this Agreement are reasonable under the contemplated circumstances.

8.0  RISK ALLOCATION

8.1 LIMITATION OF LIABILITY. EXCEPT IN RESPECT OF THE PARTIES' RESPECTIVE OBLIGATIONS UNDER SECTION 6 (CONFIDENTIALITY), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR SIMILAR DAMAGES OF ANY KIND, WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, STATUTE, REGULATION, OR ANY OTHER THEORY.

8.2  INDEMNIFICATION.

(A) OBLIGATION. Subject to the provisions of this Section 8.2 each party (each an INDEMNITOR) hereby agrees to indemnify, defend and hold the other party and its affiliates, directors, officers, employees, contractors and agents (each an INDEMNITEE) harmless, from, against and in respect of any and all assessments, damages, deficiencies, judgments, losses, obligations and liabilities, including costs of collection and reasonable attorneys' fees and expenses (collectively, LOSSES) incurred by the Indemnitee(s) arising from or directly related to any breach by Indemnitor under this Agreement.

(B) DEFENSE OF CLAIMS. Indemnitor may assume the defense of any claim for Losses. If Indemnitor assumes the defense of any claim for Losses, then, at Indemnitor's expense, the Indemnitee and its counsel shall cooperate fully in the defense against, or compromise of, at Indemnitor's option, such asserted liability. The Indemnitee shall have the right to employ separate counsel in any such action or claim, but the fees and expenses of such counsel shall not be an expense of Indemnitor unless employment of such counsel has been specifically authorized by Indemnitor. If there is a final judgment in any such action, or if there is a settlement of any such action effected with the consent of Indemnitor, Indemnitor shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such judgment or settlement.

8.3 INSURANCE COVERAGE. No later than November 30, 1998, Each party shall have and maintain at all times during the term of this Agreement, at its sole cost and expense, insurance under general liability and errors and omissions policies in the amount of $2,000,000 per claim and $5,000,000 in the aggregate. Each such policy shall be consistent in form, content and coverage with industry standards for the activities contemplated by this Agreement, including such party's indemnification obligations under Section
     8.2. It is understood that such insurance shall not be construed to create a limit of such party's liability with respect to its indemnification obligations under Section 8.2. Each party shall provide the other party with written evidence of such insurance upon request. Each party shall provide the other party with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance. If such party does not obtain replacement insurance or take other measures that allow it to provide comparable coverage within such fifteen (15) day period, the other party shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period upon without notice or any additional waiting periods or to pay the premium and be reimbursed hereunder.

8.4  DISPUTE RESOLUTION

(A) MEDIATION. Any dispute among or between the parties or any of them arising under or in connection with this Agreement and the transactions and relationship between the parties contemplated hereby will first be mediated by a telephone conference or meeting, in which counsel for the respective parties will attempt to aid the parties in negotiating a mutually acceptable resolution.

(B) ARBITRATION. If mediation pursuant to the foregoing paragraph fails to resolve any dispute arising or in connection with this Agreement and the transactions and relationship between the parties contemplated hereby, either party may provide 30 days prior written notification to the other party of such failure to resolve the dispute. Upon such notification, the parties shall enter into arbitration pursuant to this Section 8.3(b). Such dispute will be finally settled by a single arbitrator, having at least five years of experience as an arbitrator and otherwise mutually acceptable to the parties to such dispute, in arbitration administered by American Arbitration Association in accordance with its commercial arbitration rules then in effect and the internal laws of the State of New York. Any demand for arbitration hereunder must be made before the running of the legal statute of limitations applicable to the claim at issue. Any such arbitration will take place in New York, New York, unless otherwise agreed by the parties. The arbitrator will not have any right, power, or authority to award any punitive or exemplary damages or other damages in excess of purely compensatory damages. Each of the disputing parties will be responsible for an equal portion of the fees and expenses of the arbitrator, and all of such party's own costs and expenses, in connection with any such arbitration. Judgment upon any award rendered by the arbitrator, if such award is in accordance with applicable law and the terms of this Agreement, may be entered in any court of competent jurisdiction.

9.0  MISCELLANEOUS

9.1 INDEPENDENT CONTRACTORS. For all purposes of this Agreement, each party shall be and act as an independent contractor or and not as partners, joint venturers, employees or agents of the other. No franchise is created hereby. Neither party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any other contract, agreement or undertaking with any third party except as specifically provided for herein.

9.2 FORCE MAJEURE. Neither party shall be liable or responsible in any manner for failure or delay in performance of any obligation under this Agreement when such failure or delay is due to the result, in whole or in substantial part, to any cause beyond the reasonable control of the party whose performance is delayed or rendered impossible thereby if reasonable steps are taken to resolve the reason for such failure or delay and the reason for such failure or delay is promptly transmitted to the other party. If the delay exceeds one hundred twenty
(120) days from the initial occurrence each party shall have the right to terminate this agreement upon 30 days prior written notice to the other party.

9.3 ASSIGNMENT. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and assigns. Neither party may assign, transfer, or sublicense its
--------------
rights or obligations under this

Agreement without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed.

9.4 NOTICES. Any notices, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to be fully given when delivered by hand or dispatched (with reasonable evidence of receipt) by telex, telegraph or other means of facsimile transmission, or twenty-four (24) hours after being dispatched by recognized overnight courier or mail service, addressed to the party to whom the notice is intended to be given at the following or such other address as either party may designate by like notice:

RCI: RoweCom, Inc.
     725 Concord Ave.
     Cambridge, MA  02138
     Attention:  Louis Hernandez
     Fax: 617-497-6825

NSS: NewSub Service, Inc.
     Four High Ridge Park
     Stamford, CT
     Attention: Michael Loeb
     Fax: 203-595-8252

9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York, without regard for any choice or conflict of law rule or principle that would result in the application of the substantive law of any other jurisdiction.

9.6 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

9.7 NO THIRD-PARTY BENEFICIARIES. No person(s) not a party to this Agreement is an intended beneficiary of this Agreement, and no person(s) not a party to this Agreement shall have any right to enforce any term of this Agreement.

9.8 WAIVER. No provision of this Agreement shall be deemed to have been waived unless such waiver is in writing signed by the waiving party. No failure by any party to insist upon the strict performance of any provision of this Agreement, or to exercise any right to remedy consequent upon a breach thereof, shall constitute a waiver of any other provision of this Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

9.9 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties relating to the subject matter hereof and supersedes all prior or contemporaneous oral or written agreements on the same subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by an agreement in writing signed by both parties.

9.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

9.11 FURTHER ASSURANCES. Each of the party's covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

9.12 CAPTIONS. Titles and headings in this Agreement are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


ROWECOM, INC.                          NEWSUB SERVICES, INC.


By:                                        By:
   ---------------------------------          --------------------------------


Name:                                      Name:
     -------------------------------            ------------------------------


Title:                                     Title:
      ------------------------------             -----------------------------

                                   EXHIBIT A
                                   ---------

                                 FEE SCHEDULE
                                 ------------

                     RCI TITLE ORDERS AND NSS TITLE ORDERS
                     -------------------------------------


-----------------------------------------------------------------------------------------------
 CHANNEL      TITLE    ORDER     DATABASE  BILL  FULFILL/  CUSTOMER   COMMISSION   COMMISSION
 -------      -----    -----     --------  ----  --------  --------   ----------   ----------
                     INITIATION                   REMIT     SERVICE       RCI         NSS
                     ----------                  --------   -------       ---         ---
-----------------------------------------------------------------------------------------------
 1.  RCI       RCI       RCI       RCI      RCI    RCI          RCI      ***/16/     ***/17/
                                                                             --          --
-----------------------------------------------------------------------------------------------
 2.  RCI       NSS       RCI       RCI      RCI    NSS          RCI      ***/18/     ***/19/
                                                                             --          --
-----------------------------------------------------------------------------------------------
 3.  NSS       RCI       NSS       NSS      NSS    RCI          NSS      ***/20/     ***/21/
                                                                             --          --
-----------------------------------------------------------------------------------------------
 4.  NSS       NSS       NSS       NSS      NSS    NSS          NSS      ***/22/     ***/23/
                                                                             --          --
-----------------------------------------------------------------------------------------------


------------------------------

/16/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/17/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/18/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/19/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/20/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/21/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/22/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

*  Represents ***/24/
                 ----
(A)  Includes                                                          ***/25/
                                                                          ----




------------------------------

                    (footnote continued from previous page)


/23/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/24/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/25/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission [_][_][_] separately.

                                   EXHIBIT B
                                   ---------

                                 FEE SCHEDULE
                                 ------------

                AUTOMATED RENEWAL AND CONTINUOUS SERVICE ORDERS
                -----------------------------------------------


-------------------------------------------------------------------------------------------------
  CHANNEL     TITLE    ORDER     DATABASE   BILL   FULFILL/   CUSTOMER   COMMISSION   COMMISSION
  -------     -----    -----     --------   ----   --------   --------   ----------   ----------
                     INITIATION                     REMIT     SERVICE       RCI          NSS
                     ----------                     -----     -------       ---          ---
-------------------------------------------------------------------------------------------------
  1.  RCI      RCI      RCI        RCI      RCI      RCI        RCI       ***/26/      ***/27/
                                                                              --           --
-------------------------------------------------------------------------------------------------
  2.  RCI      NSS      RCI        RCI      RCI      NSS        RCI       ***/28/      ***/29/
                                                                              --           --
-------------------------------------------------------------------------------------------------
  3.  NSS      RCI      NSS        NSS      NSS      RCI        NSS       ***/30/      ***/31/
                                                                              --           --
-------------------------------------------------------------------------------------------------
  4.  NSS      NSS      NSS        NSS      NSS      NSS        NSS       ***/32/      ***/33/
                                                                              --           --
-------------------------------------------------------------------------------------------------



---------------------

/26/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/27/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/28/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/29/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/30/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/31/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/32/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

Represents ***/34/ Charge
              ----
(A)  Includes ***/35/
                 ---


-----------------------

                    (footnote continued from previous page)


/33/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/34/ Confidential treatment has been requested for this portion of this exhibit.
---
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

/35/ Confidential treatment has been requested for this portion of this exhibit.
----
A complete copy of this exhibit, including the redacted portion of this exhibit, has been filed with the Securities and Exchange Commission separately.

                                   EXHIBIT C
                                   ---------

                                  NSS CATALOG
                                  -----------

                        Provided electronically to RCI.

                                   EXHIBIT D
                                   ---------

                                  RCI CATALOG
                                  -----------

                         Provided electronically to NSS